UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 28, 2014

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	1600 Broadway, Suite 1600 Denver, CO 80202	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(407) 432-2547
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 28, 2014, United Cannabis Corporation (the “Company”) executed a Royalty and Consulting Services Agreement with FoxBarry Farms, LLC, whereby FoxBarry will be the exclusive licensee and distributor of United Cannabis branded medical marijuana products in the state of California, which agreement is being filed herewith as Exhibit 10.1 and incorporated herein by reference.  Please see the press release attached as Exhibit 99.1 for further information about this agreement.

ITEM 7.01  REGULATION FD DISCLOSURE.

On January 6, 2015, the Company issued a press release entitled “United Cannabis Corporation Signs Licensing Agreement for California with FoxBarry Farms Tribal Development Group.”

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits.

Exhibit Number	Description

10.1	Royalty and Consulting Services Agreement between United Cannabis Corporation and FoxBarry Farms, LLC dated December 28, 2014
99.1	Press Release entitled “United Cannabis Corporation Signs Licensing Agreement for California with FoxBarry Farms Tribal Development Group” (dated January 6, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Date:  January 6, 2015

By:

/s/ Chad Ruby

Chad Ruby

Chief Operating Officer